UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2013

Whiting Petroleum Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-31899	20-0098515
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Broadway, Suite 2300,

Denver, Colorado 80290-2300

(Address of principal executive offices, including ZIP code)

(303) 837-1661

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Item 2.03.	Creation of Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On September 26, 2013, Whiting Petroleum Corporation (the “Company”) completed a private placement (the “Private Placement”) of $400.0 million aggregate principal amount of 5.750% Senior Notes due 2021 (the “Notes”) at an issue price of 101.000% of the face amount of the Notes, plus accrued and unpaid interest from September 12, 2013. Pursuant to a purchase agreement (the “Purchase Agreement”) entered into on September 23, 2013, by and among the Company, Whiting Oil and Gas Corporation (the “Guarantor”) and the initial purchasers named therein (collectively, the “Initial Purchasers”), the Company sold and the Initial Purchasers purchased for resale to qualified institutional buyers pursuant to Rule 144A of the Securities Act and to non-U.S. persons in reliance on Regulation S under the Securities Act the Notes.

The Notes were issued under an indenture (the “Base Indenture”), dated as of September 12, 2013, among the Company, the Guarantor and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as amended and supplemented by a Third Supplemental Indenture (the “Third Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), dated September 26, 2013, among the Company, the Guarantor and the Trustee, establishing the terms and providing for the issuance of the Notes. The Notes are the Company’s senior unsecured debt. The Notes are fully and unconditionally guaranteed by the Company’s only material subsidiary, the Guarantor.

The Third Supplemental Indenture and form of Note, which is attached as an exhibit to the Third Supplemental Indenture, provide, among other things, that the Notes will bear interest of 5.750% per year from September 12, 2013 (payable semi-annually in arrears on March 15 and September 15 of each year, beginning on March 15, 2014), and will mature on March 15, 2021.

On or after December 15, 2020, the Company may on any one or more occasions redeem all or part of the Notes upon not less than 30 nor more than 60 days’ prior notice at a redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of redemption, subject to the right of holders of record on the relevant record date to receive interest due on an interest payment date that is on or prior to the redemption date. Additionally, prior to December 15, 2020, the Company may on any one or more occasions redeem all or a part of the Notes upon not less than 30 nor more than 60 days’ prior notice at a redemption price equal to 100% of the principal amount thereof plus a make whole premium, together with any accrued and unpaid interest, if any, as of the date of redemption, subject to the right of holders of record on the relevant record date to receive interest due on an interest payment date that is on or prior to the redemption date.

The Indenture contains customary events of default. In the case of an event of default arising from certain events of bankruptcy, insolvency or reorganization, with respect to the Company, any subsidiary of the Company that is a significant subsidiary or any group of subsidiaries of the Company that, taken together, would constitute a significant subsidiary, all outstanding Notes will become due and payable immediately without further action or notice. If any other event of default occurs and is continuing, then the Trustee or the holders of at least 25% in principal amount of the then outstanding Notes of may declare the Notes to be due and payable immediately.

In connection with the completion of the Private Placement, the Company and the Guarantor entered into a Registration Rights Agreement (the “Registration Rights Agreement”), dated as of September 23, 2013, with the Initial Purchasers. The Registration Rights Agreement requires the Company and the Guarantor (i) to use their reasonable best efforts to cause to be filed with the United States Securities and Exchange Commission (the “SEC”) a registration statement with respect to a registered exchange offer (the “Registered Exchange Offer”) to exchange the Notes for publicly registered 5.750% Senior Notes due 2021, which will be the same class as and fungible with the 5.750% Senior Notes due 2021 issued on September 12, 2013 (the “Exchange Notes”), (ii) to use their reasonable best efforts to cause such registration statement to be declared effective by the SEC within 270 days after September 23, 2013 and (iii) after the effectiveness of the exchange offer registration statement, promptly commence the exchange offer and use their reasonable best efforts to complete the Registered Exchange Offer not later than 60 days after such effective date offer.

If the Registered Exchange Offer is not consummated, then under certain circumstances and within specified time periods, the Company and Guarantor are required to file with the SEC a shelf registration statement covering resales of the Notes, use commercially reasonable efforts to cause a shelf registration statement to be declared effective and to keep the shelf registration statement effective until such time as the Notes cease to be registrable securities.

Subject to certain limitations, the Company will be required to pay the holders of the Notes special interest on the Notes if the Company fails to complete the Registered Exchange Offer or a shelf registration statement covering resales of the Notes is not declared effective within specified time periods or if a shelf registration statement covering resales of the Notes is declared effective, but ceases to remain effective for specified time periods.

The descriptions of the Purchase Agreement, the Base Indenture, the Third Supplemental Indenture and the Registration Rights Agreement set forth above are qualified by reference to the Purchase Agreement, the Base Indenture, the Third Supplemental Indenture and the Registration Rights Agreement filed as Exhibit 4.1, Exhibit 4.2, Exhibit 4.3 and Exhibit 4.4, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01.	Other Events.

On September 23, 2013, the Company notified the Trustee under the indenture (the “2014 Notes Indenture”) governing the Company’s outstanding $250.0 million aggregate principal amount of 7.0% Senior Subordinated Notes due 2014 (the “2014 Notes”) to provide notice on October 1, 2013 to holders of the 2014 Notes that the Company elected to redeem such notes on October 31, 2013 (the “Redemption Date”). The redemption price (the “Redemption Price”) will equal 100% of the principal amount thereof plus the make-whole redemption premium described in the 2014 Notes Indenture plus accrued and unpaid interest up to but not including the Redemption Date. A copy of the related press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

On September 23, 2013, the Company issued separate press releases announcing that it had commenced and priced the Private Placement and, on September 26, 2013, the Company issued a press release announcing the completion of its Private Placement. Pursuant to Rule 135c under the Securities Act, the Company is filing a copy of such press releases as Exhibits 99.2, 99.3 and 99.4, respectively, which are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

(4.1)	Purchase Agreement, dated September 23, 2013, among Whiting Petroleum Corporation, Whiting Oil and Gas Corporation and the initial purchasers named therein.

(4.2)	Indenture, dated September 12, 2013, among Whiting Petroleum Corporation, Whiting Oil and Gas Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee [Incorporated by reference to Exhibit 4.1 to Whiting Petroleum Corporation’s Current Report on Form 8-K dated September 9, 2013 (File No. 001-31899)].

(4.3)	Third Supplemental Indenture, dated September 26, 2013, among Whiting Petroleum Corporation, Whiting Oil and Gas Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee, creating the 5.750% Senior Notes due 2021 issued on September 26, 2013.

(4.4)	Registration Rights Agreement, dated September 23, 2013, among Whiting Petroleum Corporation, Whiting Oil and Gas Corporation and the initial purchasers named therein, relating to the $400.0 million aggregate principal amount of 5.750% Senior Notes due 2021.

(99.1)	Press Release dated September 23, 2013, announcing notice to the trustee to give notice to redeem Whiting Petroleum Corporation’s 7.0% Senior Subordinated Notes due 2014.

(99.2)	Press Release dated September 23, 2013, announcing the commencement of Whiting Petroleum Corporation’s private placement of 5.750% Senior Notes due 2021.

(99.3)	Press Release dated September 23, 2013, announcing the pricing of Whiting Petroleum Corporation’s private placement of 5.750% Senior Notes due 2021.

(99.4)	Press Release dated September 26, 2013, announcing the completion of Whiting Petroleum Corporation’s private placement of 5.750% Senior Notes due 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITING PETROLEUM CORPORATION

Date: September 26, 2013	By:	/s/ James J. Volker
James J. Volker
Chairman and Chief Executive Officer

WHITING PETROLEUM CORPORATION

FORM 8-K

EXHIBIT INDEX

Exhibit Number	Description

(4.1)	Purchase Agreement, dated September 23, 2013, among Whiting Petroleum Corporation, Whiting Oil and Gas Corporation and the initial purchasers named therein.

(4.2)	Indenture, dated September 12, 2013, among Whiting Petroleum Corporation, Whiting Oil and Gas Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee [Incorporated by reference to Exhibit 4.1 to Whiting Petroleum Corporation’s Current Report on Form 8-K dated September 9, 2013 (File No. 001-31899)].

(4.3)	Third Supplemental Indenture, dated September 26, 2013, among Whiting Petroleum Corporation, Whiting Oil and Gas Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee, creating the 5.750% Senior Notes due 2021 issued on September 26, 2013.

(4.4)	Registration Rights Agreement, dated September 23, 2013, among Whiting Petroleum Corporation, Whiting Oil and Gas Corporation and the initial purchasers named therein, relating to the $400.0 million aggregate principal amount of 5.750% Senior Notes due 2021.

(99.1)	Press Release dated September 23, 2013, announcing notice to the trustee to give notice to redeem Whiting Petroleum Corporation’s 7.0% Senior Subordinated Notes due 2014.

(99.2)	Press Release dated September 23, 2013, announcing the commencement of Whiting Petroleum Corporation’s private placement of 5.750% Senior Notes due 2021.

(99.3)	Press Release dated September 23, 2013, announcing the pricing of Whiting Petroleum Corporation’s private placement of 5.750% Senior Notes due 2021.

(99.4)	Press Release dated September 26, 2013, announcing the completion of Whiting Petroleum Corporation’s private placement of 5.750% Senior Notes due 2021.